UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona 85004

(Address of principal executive offices) (Zip Code)

(602) 389-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 29, 2016, Western Alliance Bank (“WAB”), an Arizona corporation and wholly owned subsidiary of Western Alliance Bancorporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with GE Capital US Holdings, Inc. (the “Seller,” and together with the Seller’s affiliated designees, the “Seller Parties”), pursuant to which WAB will acquire the Seller Parties’ domestic select-service hotel franchise finance loan portfolio, which has an aggregate outstanding principal loan balance of approximately $1.4 billion, and certain related assets (the “Transferred Assets”) and assume certain liabilities of the Seller Parties (the “Transactions”). The portfolio does not contain any non-performing loans and has a yield of 4.8%. The Transferred Assets will be purchased at a discount to par. Also, WAB will hire approximately 35 employees of the Seller.

WAB and the Seller have made customary representations, warranties and covenants to each other in the Agreement, which also includes customary indemnification provisions. Each party’s obligation to consummate the Transactions contemplated by the Agreement is subject to customary closing conditions, including, but not limited to: (i) the accuracy of representations and warranties of each of Seller and WAB, (ii) there being no order in existence and no law promulgated that prohibits or materially restrains the Transactions, and no proceeding brought, or other action taken, by any government authority pending before any court of competent jurisdiction seeking such an order; and (iii) all closing deliverables required by each of Seller and WAB being executed and delivered to the other party. The parties also have post-closing commitments to seek certain third-party consents to transfer certain of the Transferred Assets and to enter into a transition services agreement.

The foregoing is not a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ending March 31, 2016.

ITEM 7.01. REGULATION FD DISCLOSURE.

On March 29, 2016, Western Alliance Bancorporation (the “Company”) issued a press release announcing the entrance by WAB into the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release dated March 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and
Chief Financial Officer

Date: March 29, 2016